Exhibit 10.6

Owl Rock Capital Advisors LLC

399 Park Avenue, 38th Floor

New York, NY 10022

February  27, 2019

Craig W. Packer

Owl Rock Capital Corporation II

399 Park Avenue, 38th Floor

New York, NY 10022

Re:	Waiver of Incentive Fee on Income

Dear Mr. Packer,

Reference is hereby made to the Investment Advisory Agreement (the “Investment Advisory Agreement”), dated February 6, 2017, by and between Owl Rock Capital Corporation II (the “Company”) and Owl Rock Capital Advisors LLC (the “Adviser”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Investment Advisory Agreement.

We hereby agree to waive 100% of the Incentive Fee on Income for the year ended December 31, 2018, as calculated in accordance with U.S. GAAP.

Any portion of the Incentive Fee on Income waived shall not be subject to recoupment.

 For the avoidance of doubt, the purpose of the waiver described herein is to reduce aggregate fees payable to the Adviser by the Company for the year ended December 31, 2018.

Sincerely yours,

Owl Rock Capital Advisors LLC

By:
Name: Alan Kirshenbaum
Title: Chief Operating Officer

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